MASSMUTUAL SELECT FUNDS

Supplement dated October 27, 2009 to the

Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective on or about October 15, 2009, the following information replaces similar information for AllianceBernstein L.P. (“AllianceBernstein”) found on pages 116-117 in the section titled About the Investment Adviser and Sub-Advisers relating to the Diversified Value Fund. The information for Marilyn G. Fedak remains unchanged and the information for John P. Mahedy is hereby deleted.

David Yuen

is a portfolio manager of the Diversified Value Fund, which is managed on a team basis. In 2009, Mr. Yuen was appointed Co-CIO of US Large Cap Value and CIO of the Advanced Value Fund. He has been the Director of Research for US Large Cap Value since early 2008. Previously, Mr. Yuen was the Director of Research for Emerging Markets Value since August 2002. Mr. Yuen joined Bernstein in 1998 as a research analyst covering the global retailing industry and became a senior research analyst in 1999 covering Retail, Textile & Apparel, Gaming & Lodging, and Consumer Appliances. Prior to joining Bernstein, he was a senior vice president of The Coleman Company from 1994 to 1998. From 1988 to 1994, he was a consultant and subsequently partner at WKI, a management consulting firm specializing in emerging-market strategies. Prior to that, Mr. Yuen was a consultant with Bain & Company.

Joseph G. Paul

is a portfolio manager of the Diversified Value Fund, the Diversified International Fund and a portion of the Overseas Fund, which are managed on a team basis. In 2009, Mr. Paul was appointed Co-CIO of US Large Cap Value Equities, CIO of North American Value Equities and Global Head of Diversified Value Services, responsible for product design research for diversified value services. Previously, he was CIO—Advanced Value Fund (1999-2009), CIO—Small and Mid-Cap Value (2002-2008), and Co-CIO—Real Estate Investments (2004-2008). Additionally, he was the Director of Research for the Advanced Value Fund, a US long/short equity hedge fund, for two years. In this role, he was instrumental in the genesis of the Advanced Value leveraged hedge fund. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He was named to the Institutional Investor All-America Research Team every year from 1991 through 1996. Before joining Bernstein, Mr. Paul worked at General Motors in marketing and product planning.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-09-08

MASSMUTUAL SELECT FUNDS

Supplement dated October 27, 2009 to the

Statement of Additional Information dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements. It should be retained and read in conjunction with the SAI and any existing supplements.

Effective on or about October 15, 2009, the following information supplements similar information for AllianceBernstein L.P. (“AllianceBernstein”) found on page B-295 in the section titled Appendix C—Additional Portfolio Manager Information. The information for John P. Mahedy is hereby deleted.

AllianceBernstein L.P.

Diversified Value Fund

Team Description:

The management of and investment decisions for the Fund’s portfolio are made by the U.S. Value Investment Policy Group, comprised of senior U.S. Value Investment Team members. The U.S. Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the U.S. Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: David Yuen, Marilyn G. Fedak and Joseph G. Paul.

Other Accounts Managed:*

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joseph G. Paul
Registered investment companies**	92	$37,380 million	3	$6,751 million
Other pooled investment vehicles	135	$16,413 million	5	$277 million
Other accounts	33,847	$82,312 million	70	$6,679 million

*	The information provided is as of September 30, 2009
**	Does not include the Diversified Value Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-09-04